# BIORESTORATIVE THERAPIES, INC.

## Mark Weinreb, CEO

**OTCBB: BRTX**

biorestorative.com

*May 2013*

# Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control,(6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

# Investment Highlights

- **BioRestorative Therapies ("BRT")** is a biotechnology company that develops medical procedures using cell and tissue protocols, primarily involving adult stem cells, designed for patients to undergo minimally invasive cellular-based treatments
- **Focused on 3 Programs:**
  - Bulging/Herniated Discs – ***brtxDISC™ Program***
  - Metabolic Diseases/Obesity - ***ThermoStem® Program***
  - Cosmetic Extract – ***brtx-C Cosmetic Program***
- **Potential for Significant Near-Term Value Creation**
  - Spinal disc program is potentially poised to enter Phase II (retrospective human safety/feasibility being studied)
  - Cosmetic program is commercial-ready for incorporation into third party beauty care products

biorestorative therapies

# brtxDISC™ Overview

- **brtxDISC™** (Disc Implanted Stem Cells) **Program**
  - Non-surgical cellular, regenerative therapy for treatment and relief of bulging and herniated discs
  - Utilizes autologous stem cells to repair damaged tissue, within the disc, through regenerative medicine
    - Developed IP for culturing optimal cell population for disc repair
    - Company-developed brtxDISC™ cell delivery device
  - Addresses unmet medical need between non-invasive and surgical procedures, representing a large market opportunity
  - Research in non-clinical investigative stage

# brtxDISC™ Target Markets



Other
Fusion-DDD-Disc Replacement
Laminectomy-Stenosis
Discectomy-Bulge/HNP
brtx disc

biorestorative therapies

# brtxDISC™ Proprietary Approach

## Cell Culturing

Selects mesenchymal stem cells (MSCs) that can survive in low oxygen (hypoxic) environment.

## Cell Delivery

MSC cells are injected into posterior disc annulus using the brtxDISC™ cell delivery device allowing for precise delivery to the damaged region within the disc.


Integrated Hub System


Rotation-restricted Cannula Hub
Stylet Hub
Cannula deployment gauge


21ga precurved Nitinol Cannula
17ga x 5" Tuohy Introducer Needle
26ga precurved Nitinol Stylet

# brtxDISC™ Cell Delivery Device

## Patent-pending Cell Delivery Device


brtx
DISC™

Recurved super elastic delivery Cannula allows cell delivery to internal disc sites, including those obstructed by outlying bone and nerve structures

Integrated hub system includes Needle-to-Cannula anti-rotation features plus a linear Cannula deployment gauge to maximize delivery site accuracy

# brtxDISC™ Process Overview





1. Physician purchases collection/delivery device kit
2. Physician collects patient cell sample
3. Physician sends patient's cells to BRT for lab culturing
4. BRT sends therapeutic cells/dose back to physician
5. Patient receives cells via brtxDISC™ Delivery Device in physician's office

brt disc x





# brtxDISC™ Market Size & Costs

| Procedure | Annual Incidence (U.S.) | Surgical Cost | brtxDISC™ (Estimated Cost) | Savings Per Patient |
|---|---|---|---|---|
| Spinal Fusion | 300,000 | $75-100K | $18K | $57-82K |
| Disc Replacement | 200,000 | $35-50K | $18K | $17-32K |
| Discectomy | 200,000 | $20-50K | $18K | $2-32K |

- Surgical procedures are typically followed by an additional $100-150K in rehabilitation costs.
- Addressable market is estimated to be 1,000,000 patients per year in the U.S.

# brtxDISC™ MRI Results

- **42 y/o Male:** Annular tear at L5-S1 noted on 2003 MRI and radiculopathy diagnosed. 2007 MRI showed a mild L5-S1 disc bulge.
- **Treated in Physician's Office :** 5 month follow-up MRI showed complete resolution of the L5-S1 disc bulge on both sagittal and axial slices with some concurrent advancement of mild DDD.



MRI Before Treatment



MRI 5 Months After Treatment

# brtxDISC™ Development Path

## GOAL


Disease Target
Product ID
Candidate Design
Product Characterization
Preclinical Studies
Pilot HumanTesting
Ph. 1
Ph. II
Ph. III
Potential to Bypass
2013-2014
2014-2016
Completed

## CONSERVATIVE PATH


Disease Target
Product ID
Candidate Design
Product Characterization
Preclinical Studies
Pilot HumanTesting
Ph. 1
Ph. II
Ph. III
2013-2014
2014-2015
2016-2018
Completed

biorestorative therapies

# ThermoStem® Overview

- **Potential allogeneic brown fat stem cell treatment for metabolic disorders, primarily targeting Type 2 diabetes & obesity**
  - ***"Good Fat"*** (brown adipose tissue) vs. ***"Bad Fat*"** (white adipose tissue)
  - Initial non-clinical research indicates that brown fat is present in the human body and may be responsible for additional caloric burning as well as reduced glucose and lipid levels in the body.
- **Potential uses may include inducing weight loss ("biologic diet") and the reduction of glucose and lipids**
  - Potential to delay, prevent, or cure diabetes
- **BRT has identified the first stem cell population isolated from brown adipose depots in humans**
  - Early animal studies using this cell population have shown promising results in reducing and glucose, lipid levels, and weight.

# Brown Fat Overview

*"One of the most powerful organs in the body....Since it consumes both glucose and fatty acids, it is possible we could utilize brown fat to treat obesity and metabolic dysfunction seen in diabetes and hyperlipidemia."*

**- Aaron M. Cypress, M.D., Ph.D., Joslin Diabetes Center and Harvard Medical School**

- Babies do not have much white fat for insulation or body heat retention
- Instead, babies utilize brown fat cells loaded with heat generating mitochondria
- Heat is produced through thermogenesis (breakdown of fat molecules into fatty acids in brown fat cells)
  - Same process occurs in hibernating animals, which have more brown fat than humans
- Once the newborn baby starts eating more, developing layers of white fat, the brown fat largely dissipates



biorestorative therapies

# ThermoStem® Advantage

- BRT is developing a novel cellular therapy, using brown fat stem cells, to treat metabolic disorders and obesity – Strong IP
- BRT has access to human brown fat depots for research and clinical development
  - Collected over 100 specimens of human brown fat
- Identified first stem cell population isolated from mediastinal brown adipose depots in humans
- Fat to fat (homologous) transplant of tissues and cells – potentially faster development path
- Using biological scaffold method for cell delivery treatment
- Potential Pharma Product – allogeneic "Off the Shelf" product

# ThermoStem® Scaffold

**Brown Fat Cells Implanted in a Biological Scaffold**



**Cell delivery method incorporates subcutaneous implant of decellularized scaffold containing brown fat**

# Pre-Clinical – Glucose/Weight


Basal Blood Glucose Levels
A
600
500
400
300
200
100
0
Glucose (mg/dl)
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplantation
Control
BADSC


Body Weight
B
40
35
30
25
20
15
10
5
0
Body weight (g)
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplant
Control
BADSC

Fig. 7. (A) Glucose levels of mice transplanted with BADSC/scaffolds and controls. (B) Weights of mice transplanted with BADSC/scaffolds and controls.

biorestorative therapies

# Pre-Clinical – Trig/Chol Levels


300
250
200
150
100
50
0
Trig – ctrl mg/dL
Trig – tx mg/dL
Chol – ctrl mg/dL
Chol – tx mg/dL
Baseline
1Mth
2Mth
3Mth
4Mth

| | Baseline | 1Mth | 2Mth | 3Mth | 4Mth |
|---|---|---|---|---|---|
| Trig – ctrl mg/dL | 115±16 | 147±13 | 159±21 | 165±14 | 188±16 |
| Trig – tx mg/dL | 120±14 | 142±15 | 131±19 | 113±11 | **114±10** |
| Chol – ctrl mg/dL | 136±16 | 151±15 | 188±26 | 224±34 | 251±22 |
| Chol – tx mg/dL | 125±12 | 130±14 | 136±24 | 126±19 | **130±15** |

biorestorative therapies

# brtx-C Cosmetic Overview

- **BRT has developed an adult stem cell-derived extract for incorporation in third parties' beauty care products**
  - Potential use as a primary ingredient for a new generation of "anti-aging" beauty care products
  - Potent non-animal-based extract

- **Per initial *in vitro* studies, when applied to skin cells, appears to cause a significant increase in the production of collagen and fibronectin**
  - These two proteins are essential for combating the aging of skin
  - Additional safety and sensitivity studies to be conducted

# brtx-C Extract Impact

| Dermal Fibroblasts Without Extract | Dermal Fibroblasts With Extract |
|---|---|
|  |  |
| (-) lyophilized supernatant/Media | (+) lyophilized supernatant/Media |

(based on initial *in vitro* studies)

# brtx-C Collagen/Fibronectin



Target
brtx-C
COLLAGEN
180
160
140
120
100
80
60
40
20
0
% Change
1
2.5
5
10
mg/ml



Target
brtx-C
FIBRONECTIN
250
200
150
100
50
0
% Change
1
2.5
5
10
mg/ml

biorestorative therapies

# Stem Pearls®, LLC

- Wholly-owned subsidiary of BRT
- Plant-derived stem cell cosmetic products
- Formulation developed from stem cells of rare-variety 18th century Swiss apple
- Products for sale at stempearls.com
- Intent to offer products directly and through distributors to retail, spa and medical locations





# Our Pipeline

| Programs | Preclinical | Phase I | Phase II | Phase III | Commercial Ready |
|---|---|---|---|---|---|

**Core Programs:**

brtx-C Cosmetic — (No FDA Clinical Pathway Required)

brtxDISC™ — Potential to bypass

ThermoStem®

**Non-Core Program:**

Stem Pearls® — (No FDA Clinical Pathway Required)

(cosmetic products using plant stem cells)

biorestorative therapies

# BRT Near-Term Goals

- **2H 2013**
  - Establish commercial agreements for brtx-C Cosmetic
  - File IND/IDE for brtxDISC™ program
  - File additional intellectual property
  - Submit pre-clinical results for ThermoStem® for peer-reviewed publication
  - File additional NIH grants
- **2014**
  - Revenue from brtx-C Cosmetic program
  - Initiate Phase II for brtxDISC™ program
  - File IND for ThermoStem® program

# THANK YOU

**BIORESTORATIVE THERAPIES, INC.**

**OTCBB: BRTX**

biorestorative.com